Exhibit 1.4

innogy Finance B.V.

‘s-Hertogenbosch

‘s-Hertogenbosch, The Netherlands, 14 September 2020

ANNOUNCEMENT OF THE EXTRAORDINARY RESOLUTIONS PASSED AT THE VOTES WITHOUT MEETING PURSUANT TO SECTION 17 SCHVG

(Bekanntmachung über die Beschlussfassung in Abstimmungen ohne Versammlung gemäß § 17 SchVG)

by

INNOGY FINANCE B.V.

to holders of its outstanding

GBP 570,000,000 6.500% Fixed Rate Notes due April 2021 (ISIN: XS0127992336) (the April 2021 Notes)

EUR 1,000,000,000 6.500% Fixed Rate Notes due August 2021 (ISIN: XS0412842857) (the August 2021 Notes)

GBP 500,000,000 5.500% Fixed Rate Notes due July 2022 (ISIN: XS0437307464) (the July 2022 Notes)

EUR 750,000,000 0.750% Fixed Rate Notes due November 2022 (ISIN: XS1829217428)

(the November 2022 Notes)

GBP 487,500,000 5.625% Fixed Rate Notes due December 2023 (ISIN: XS0170732738) (the December 2023 Notes)

EUR 800,000,000 3.000% Fixed Rate Notes due January 2024 (ISIN: XS0982019126) (the January 2024 Notes)

EUR 750,000,000 1.000% Fixed Rate Notes due April 2025 (ISIN: XS1595704872) (the April 2025 Notes)

EUR 500,000,000 1.625% Fixed Rate Notes due May 2026 (ISIN: XS1829217345) (the May 2026 Notes)

EUR 850,000,000 1.250% Fixed Rate Notes due October 2027 (ISIN: XS1702729275) (the October 2027 Notes)

EUR 1,000,000,000 1.500% Fixed Rate Notes due July 2029 (ISIN: XS1761785077) (the July 2029 Notes)

GBP 760,000,000 6.250% Fixed Rate Notes due June 2030 (ISIN: XS0147048762) (the June 2030 Notes)

EUR 600,000,000 5.750% Fixed Rate Notes due February 2033 (ISIN: XS0162513211) (the February 2033 Notes)

USD 17,400,000 3.800% Fixed Rate Notes due April 2033 (ISIN: XS0909427782) (the April 2033 Notes)

GBP 600,000,000 4.750% Fixed Rate Notes due January 2034 (ISIN: XS0735770637) (the January 2034 Notes)

GBP 1,000,000,000 6.125% Fixed Rate Notes due July 2039 (ISIN: XS0437306904) (the July 2039 Notes)

EUR 100,000,000 3.500% Fixed Rate Notes due December 2042 (ISIN: XS0858598898) (the December 2042 Notes)

EUR 150,000,000 3.550% Fixed Rate Notes due February 2043 (ISIN: XS0887582186) (the February 2043 Notes)

Reference is made to the Consent Solicitation Memorandum dated 13 August 2020 published by innogy Finance B.V. (the Consent Solicitation Memorandum) and the Votes Without Meeting (Abstimmungen ohne Versammlung) held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020. Terms defined in the Consent Solicitation Memorandum have the same meaning when used in this Announcement.

The Consent Solicitations are made with regard to the Notes of innogy Finance B.V, a private company with limited liability (besloten vennotschap) incorporated under Dutch law, guaranteed by innogy SE, a European Company (Societas Europaea) organised in the Federal Republic of Germany under German and European laws and are subject to German disclosure and procedural requirements that are different from those of the United States. Any financial information included in the document has been prepared in accordance with applicable accounting standards in Germany that may not be comparable to the financial statements of United States companies. The Consent Solicitations will be made in the United States in reliance on exemptions from Section 14(e) of the U.S. Securities Exchange Act of 1934, as amended. As a result, the Consent Solicitations will be made in accordance with the applicable regulatory, disclosure and procedural requirements under German law, including with respect to the timetable, settlement procedures and timing of payments, that are different from those applicable under United States domestic tender offer procedures and law. It may be difficult for Noteholders to enforce their rights and any claim Noteholders may have arising under the federal securities laws, since the Substitute Issuer and the New Guarantor are located in non-U.S. jurisdictions, and some or all of their officers and directors may be residents of non-U.S. jurisdictions. Noteholders may not be able to sue the Substitute Issuer, the

New Guarantor, the Existing Issuer or the Existing Guarantor or their respective officers or directors in a non-U.S. court for violations of the U.S. securities laws. It may be difficult to compel the Substitute Issuer, the New Guarantor, the Existing Issuer or the Existing Guarantor and their respective affiliates to subject themselves to a U.S. court’s judgment. Noteholders should be aware that the Substitute Issuer may purchase the Notes otherwise than under the Consent Solicitations, such as in open market or privately negotiated purchases.

1.	ENGLISH LANGUAGE VERSION

The Existing Issuer hereby announces the results of the Votes without Meeting as follows:

A.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the April 2021 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

B.	August 2021 Notes

The required quorum was not met and no Extraordinary Resolutions were passed at the Vote Without Meeting.

C.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the July 2022 Notes

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

D.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the November 2022 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

E.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the December 2023 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

F.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the January 2024 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

G.	April 2025 Notes

The required quorum was not met and no Extraordinary Resolutions were passed at the Vote Without Meeting.

H.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the May 2026 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

I.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the October 2027 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

J.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the July 2029 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

K.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the June 2030 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

L.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the February 2033 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

M.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the April 2033 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

N.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the January 2034 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

O.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the July 2039 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

P.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the December 2042 Note

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

Q.

Extraordinary Resolutions passed with the required majority in the Vote Without Meeting held from 0.00 (CET) on 4 September 2020 until 23.59 (CET) on 11 September 2020 in relation to the February 2043 Notes

The Noteholders grant their consent to the cancellation of the Existing Guarantees and the conclusion of the New Guarantee and the substitution of the Existing Issuer with the Substitute Issuer. References in the Conditions to “Guarantor” shall forthwith be to the New Guarantor and references to “Issuer” shall be to the Substitute Issuer.

The following amendments will be made to the Conditions:

§ 2 (2) and (3) shall be restated as follows:

“(2) Negative Pledge. So long as any Note remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, the Issuer undertakes not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness of the Issuer which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.

(3) Guarantee.

(a) E.ON SE (the Guarantor) has given its unconditional and irrevocable guarantee (the Guarantee) for the due payment of principal of, and interest on, and any other amounts expressed to be payable under the Notes. The Guarantee constitutes a contract for the benefit of the Holders from time to time as third-party beneficiaries in accordance with § 328(1) of the German Civil Code1, giving rise to the right of each Holder to require performance of the Guarantee directly from the Guarantor and to enforce the Guarantee directly against the Guarantor. Copies of the Guarantee may be obtained free of charge during normal business hours at the principal office of the Guarantor in Essen and at the specified office of the Fiscal Agent set forth in § 6.

(b) The Guarantor has undertaken in the Guarantee so long as any Note defined therein remains outstanding, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, not to create or permit to subsist any mortgage, charge, pledge, lien or other encumbrance upon any or all of its present or future assets to secure any present or future Bond Issue without at the same time, or prior thereto, securing such Notes equally and rateably therewith. Bond Issue means any indebtedness which is, in the form of, or is represented by, any bond, security, certificate or other instrument which is or is capable of being listed, quoted or traded on any stock exchange or in any securities market (including any over-the-counter market) and any guarantee or other indemnity in respect of such indebtedness.”

§ 9(1)(c) shall be restated as follows:

“[Intentionally left blank]”

[1]	An English language translation of § 328 paragraph 1 German Civil Code would read as follows:

“A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance.”

2.	GERMAN LANGUAGE VERSION

Die Bestehende Emittentin gibt hiermit die Ergebnisse der Abstimmungen ohne Versammlung wie folgt bekannt:

A.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die April 2021 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

B.	Im August 2021 fällige Schuldverschreibungen

In der Abstimmung ohne Versammlung wurde die Beschlussfähigkeit nicht erreicht und es wurde kein wirksamer Beschluss gefasst.

C.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Juli 2022 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

D.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die November 2022 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

E.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Dezember 2023 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

F.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Januar 2024 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

G.	April 2025 fällige Schuldverschreibungen

In der Abstimmung ohne Versammlung wurde die Beschlussfähigkeit nicht erreicht und es wurde kein wirksamer Beschluss gefasst.

H.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Mai 2026 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

I.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Oktober 2027 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

J.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Juli 2029 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

K.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Juni 2030 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

L.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Februar 2033 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

M.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die April 2033 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

N.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Januar 2034 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

O.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Juli 2039 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

P.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Dezember 2042 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

Q.

Mit der erforderlichen Mehrheit in der Abstimmung ohne Versammlung vom 4. September 2020 um 0.00 Uhr (MEZ) bis zum 11. September 2020 um 23.59 Uhr (MEZ) gefasste Beschlüsse in Bezug auf die Februar 2043 fälligen Schuldverschreibungen

Die Gläubiger erteilen ihre Zustimmung zur Aufhebung der Bestehenden Garantien und zum Abschluss der Neuen Garantie sowie der Ersetzung der Bestehenden Emittentin durch die Nachfolgeschuldnerin. Bezugnahmen in den Bedingungen auf „Garantin“ beziehen sich auf die Neue Garantin, Bezugnahmen in den Bedingungen jeder Serie auf „Emittentin“ beziehen sich auf die Nachfolgeschuldnerin.

§ 2 (2) und (3) werden wie folgt umformuliert:

„(2) Negativverpflichtung. Die Emittentin verpflichtet sich solange eine Schuldverschreibung noch aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge von Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.

(3) Garantie.

(a) E.ON SE (die Garantin) hat eine unbedingte und unwiderrufliche Garantie (die Garantie) für die ordnungsgemäße Zahlung von Kapital und Zinsen und sonstiger auf die Schuldverschreibungen zahlbarer Beträge übernommen. Die Garantie stellt einen Vertrag zugunsten eines jeden Gläubigers als begünstigtem Dritten gemäß § 328 Absatz 1 BGB dar, welcher das Recht eines jeden Gläubigers begründet, Erfüllung aus der Garantie unmittelbar von der Garantin zu verlangen und die Garantie unmittelbar gegenüber der Garantin durchzusetzen. Kopien der Garantie können kostenlos während der üblichen Geschäftszeiten am Sitz der Garantin in Düsseldorf und bei der bezeichneten Geschäftsstelle des Fiscal Agent gemäß § 6 bezogen werden.

(b) Die Garantin hat sich in der Garantie verpflichtet, solange darin eine bezeichnete Schuldverschreibung aussteht (aber nur bis zu dem Zeitpunkt, in dem alle Beträge an Kapital und Zinsen dem Fiscal Agent zur Verfügung gestellt worden sind), ihre gegenwärtigen oder zukünftigen Vermögenswerte nicht mit Grundpfandrechten, Pfandrechten oder sonstigen Sicherungsrechten zur Besicherung einer gegenwärtigen oder zukünftigen Anleihe zu belasten oder solche Rechte zu diesem Zweck bestehen zu lassen, ohne gleichzeitig oder vorher die Schuldverschreibungen auf gleiche Weise und anteilig damit zu besichern. „Anleihe“ bedeutet jede Verbindlichkeit, die in der Form einer Schuldverschreibung oder eines sonstigen Wertpapiers verbrieft ist und an einer Börse oder an einem anderen Wertpapiermarkt (einschließlich des außerbörslichen Handels) eingeführt ist, notiert oder gehandelt wird oder werden kann, sowie jede Garantie oder sonstige Gewährleistung in Bezug auf eine solche Verbindlichkeit.”

§ 9 (1) (c) wird wie folgt umformuliert:

„[absichtlich freigelassen]“

innogy Finance B.V.